Exhibit 10.4
CENTERPOINT ENERGY SAVINGS PLAN
(As Amended and Restated Effective January 1, 2021)

Third Amendment
CenterPoint Energy, Inc., a Texas corporation, having reserved the right under Section 11.3 of the CenterPoint Energy Savings Plan, as amended and restated effective January 1, 2021, and as thereafter amended (the “Plan”), to amend the Plan, does hereby amend the Plan as follows:
I.    To reflect the ineligibility of Energy Systems Group, LLC and its subsidiaries to participate in the Plan upon the closing (the “Closing”) of the transactions set forth under that certain Equity Purchase Agreement by and between Vectren Energy Services Corporation and ESG Holdings Group, LLC dated May 21, 2023 and their withdrawals as participating Employers upon the Closing pursuant to Section 11.1 of the Plan, Exhibit A to the Plan is amended as follows:
1.    Reference in Exhibit A to “January 1, 2022” shall be deleted and reference to the date of the Closing shall be substituted therefor.
2.    References in Exhibit A to “Energy Systems Group, LLC” and “Mountain Home Energy Center, LLC” shall be deleted.
IN WITNESS WHEREOF, CenterPoint Energy, Inc. has executed these presents as evidenced by the signature of its officer affixed hereto, this 24th day of July, 2023.
CENTERPOINT ENERGY, INC.

By:    /s/ David J. Lesar________________
David J. Lesar
President and Chief Executive Officer
ATTEST:
/s/ Vincent A. Mercaldi
Vincent A. Mercaldi
Corporate Secretary
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